                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("Amendment") is made as of this, 2nd day of OCTOBER, 1997, by and between AQUILA BIOPHARMACEUTICALS, INC., a Delaware corporation ("Landlord") and BIOMERIEUX VITEK, INC., a Missouri corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a certain Lease ("Lease"), dated October 22, 1996, pursuant to the terms of which Tenant is leasing from Landlord certain space in an office building located at 1500 East Gude Drive and in an office building located at 3-1/2 Taft Court, both of which buildings are situated in Rockville, Montgomery County, Maryland;

         WHEREAS, Landlord and Tenant have agreed to modify certain of the existing terms and conditions of the Lease, and to reconfirm certain other of the existing terms and conditions of the Lease, all in the manner set forth below.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, and of other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. DEFINITION OF TERMS. All capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

2.       DESCRIPTION OF LEASED PREMISES.

         B. GROSS LEASABLE AREA. Section 1(a)(2)of the Lease is hereby amended and modified by deleting the Section in its entirety, and inserting in lieu thereof the following:

         (2)      GROSS LEASEABLE AREA

         3,780 square feet in the office building located at 3-1/2 Taft Court; and 38,318 square feet in a portion of the office building located at 1500 East Gude Drive.

3.       TENANT'S PROPORTIONATE SHARE OF CERTAIN COSTS AND EXPANSES.

         A.       TENANT'S PROPORTIONATE SHARE OF CERTAIN EXPANSES. Section 1(a)
(3) of the Lease is hereby amended and modified by deleting the section in its entirety, and inserting in lieu thereof the following:

         (3)                                              1500 E. Gude          3-1/2 Taft
                                                              Drive                Court
---------------------------------------------------------------------------------------------
         A.       Proportionate Share -                        85%                  15%
         B.       R.E. Proportionate Share -                   85%                  34%
         C.       Insurance Proportionate Share -              85%                  34%


4.       MINIMUM ANNUAL RENT AND BASIC MONTHLY RENT.

         A. MINIMUM ANNUAL RENT. Section 1(a)(6) of the Lease is hereby amended and modified by deleting the section in its entirety, and inserting in lieu thereof the following:


         (6)                      1500 E. Gude           3-1/2 Taft                    Total for the
                                      Drive                 Court                     Leased Premises
--------------------------------------------------------------------------------------------------------
Lease Year 1 -                     $440,657.00           $33,350.00                     $474,007.00
Lease Year 2 -                     $440,657.00           $33,350.00                     $474,007.00
Lease Year 3 -                     $440,657.00           $33,350.00                     $474,007.00
Lease Year 4 -                     $478,975.00           $36,250.00                     $515,225.00
Lease Year 5 -                     $478,975.00           $36,250.00                     $515,225.00
Lease Year 6 -                     $478,975.00           $36,250.00                     $515,225.00
Lease Year 7 -                     $478,975.00           $36,250.00                     $515,225.00
Lease Year 8 -                     $517,293.00           $39,150.00                     $556,443.00
Lease Year 9 -                     $517,293.00           $39,150.00                     $556,443.00
Lease Year 10 -                    $517,293.00           $39,150.00                     $556,443.00


         B. BASIC MONTHLY RENT. Section 1(a)(7) of the Lease is hereby amended and modified by deleting the section in its entirety, and inserting in lieu thereof the following:


         (6)                      1500 E. Gude           3-1/2 Taft                    Total for the
                                      Drive                 Court                     Leased Premises
----------------------------------------------------------------------------------------------------------
Lease Year 1 -                     $36,721.42             $2,779.16                     $39,500.58
Lease Year 2 -                     $36,721.42             $2,779.16                     $39,500.58
Lease Year 3 -                     $36,721.42             $2,779.16                     $39,500.58
Lease Year 4 -                     $39,914.58             $3,070.83                     $42,935.92
Lease Year 5 -                     $39,914.58             $3,070.83                     $42,935.92
Lease Year 6 -                     $39,914.58             $3,070.83                     $42,935.92
Lease Year 7 -                     $39,914.58             $3,070.83                     $42,935.92
Lease Year 8 -                     $43,107.75             $3,262.50                     $46,370.25
Lease Year 9 -                     $43,107.75             $3,262.50                     $46,370.25
Lease Year 10 -                    $43,107.75             $3,262.50                     $46,370.25


         If and to the extent that any provision of this Lease reasonably pertains to payment of Minimum Annual Rent and Basic Monthly Rent for one of said portions of the Leased Premises (but not to both portions thereof), then the amounts set forth in Sections 1(a)(6) and (7) of this Lease shall be applied, as appropriate. Section 4(a) of the Lease shall be amended and modified accordingly.

5.       DEMISING PLAN AND RELATED EXPENSES:

         Landlord and Tenant agree that Tenant shall have the right to reconfigure the demising walls of the Gude Drive Premises on the first (1st) floor of the office building in which the Gude Drive Premises is located, and that the floor plan of said first (lst) floor of the Gude Drive

Drive Premises is located, and that the floor plan of said first (1st) floor of the Gude Drive Premises shall be as outlined and hatched on the attached Exhibit B attached hereto and made a part hereof. All computations of Minimum Annual Rent, Basic Monthly Rent, and the various proportionate share figures set forth in Section 1 hereof have been made on the basis of said new configuration of the first (lst) floor portion of the Gude Drive Premises.

6. COUNTERPART COPIES. This Amendment may be executed in two or more counterpart copies, all of which counterparts shall have the same course and effect as if all parties hereto had executed a single copy thereof.

7. CONTROLLING LANGUAGE. Insofar as the specific terms and provisions of this Amendment purport to amended or modify or are in conflict with the specific terms and provisions of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

8. EFFECTIVE DATE. This Amendment shall be effective upon the execution of this document by both parties hereto, as evidenced by each party's signature below the signature line as set forth below.


         IN WITNESS WHEREOF, Landlord and Tenant have each caused this Amendment to be duly executed, sealed and delivered, by its duly authorized attorney in fact, as of the day and year first above written.

WITNESS/ATTEST:              Landlord: Aquila Biopharmaceuticals, Inc.

/s/ WITNESS                  By:        /s/   Stephen J. DiPalma
--------------------                    ----------------------------------------
                             Name:      Stephen J. DiPalma
                                        ----------------------------------------
                             Title:     Chief Financial Officer
                                        ----------------------------------------
                             Date:      October 2, 1997                   , 1997
                                        ----------------------------------


WITNESS/ATTEST:              Tenant: bioMerieux Vitek, Inc.

                             By:
--------------------                    ----------------------------------------
                             Name:
                                        ----------------------------------------
                             Title:
                                        ----------------------------------------
                             Date:                                        , 1997
                                        ----------------------------------

6. COUNTERPART COPIES. This Amendment may be executed in two or more counterpart copies, all of which counterparts shall have the same course and effect as if all parties hereto had executed a single copy thereof.

7. CONTROLLING LANGUAGE. Insofar as the specific terms and provisions of this Amendment purport to amended or modify or are in conflict with the specific terms and provisions of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

8. The provisions of paragraph 1 (Lease Modification) of the Closing Agreement dated as of October 21, 1996 among Cambridge Biotech Corporation, Aquila Biopharmaceuticals, Inc. and bioMeriux Vitek, Inc., regarding a modification to the Lease, shall be deemed satisfied by the amendments set forth herein, and of no further force and effect.

9. EFFECTIVE DATE. This amendment shall be effective upon the execution of this document by both parties hereto, as evidenced by each party's signature below the signature line as set forth below.


         IN WITNESS WHEREOF, Landlord and Tenant have each caused this Amendment to be duly executed, sealed and delivered, by its duly authorized attorney in fact, as of the day and year first above written.

WITNESS/ATTEST:               Landlord: Aquila Biopharmaceuticals, Inc.

/s/ WITNESS                   By:        /s/   Stephen DiPalma
--------------------                     ---------------------------------------
                              Name:      Stephen DiPalma
                                         ---------------------------------------
                              Title:     CFO
                                         ---------------------------------------
                              Date:      October 29                       , 1997
                                         ---------------------------------


WITNESS/ATTEST:               Tenant: bioMerieux Vitek, Inc.

/s/ WITNESS                   By:        /s/  PJ Walsh
--------------------                     ---------------------------------------
                              Name:      Patrick J. Walsh
                                         ---------------------------------------
                              Title:     Vice President, Finance & CFO
                                         ---------------------------------------
                              Date:      October 29                       , 1997
                                         ---------------------------------

                            Exhibit A, Demising Plan
                    (First Floor, for demising purposes only)


                                 [FLOOR PLAN]

                  ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT

         FOR VALUE RECEIVED, BIOMERIEUX VITEK, INC., a Missouri corporation having an office at 595 Anglum Drive, Hazelwood, Missouri 63242-2395 ("Assignor"), hereby assigns to CAMBRIDGE BIOTECH CORPORATION, a Delaware corporation, having an office at 1500 East Gude Drive, Rockville, Maryland ("Assignee"), all of Assignor's right, title and interest as tenant under the lease described in Exhibit A attached hereto and made a part hereof (the "Lease"), to have and to hold the same unto Assignee, its successors and assigns, from and after October 22, 1996 for the remainder of the term of the lease (including any renewal, extension and other options therein contained), subject to the rents, covenants, conditions and provisions therein contained. Assignee hereby accepts the assignment of the Lease and assumes the performance of all of the covenants and obligations of tenant under the Lease from and after October 22, 1996 and hereby agrees to comply with all of the terms and provisions thereof to be performed by tenant thereunder and all of the obligations of Assignor thereunder from October 22, 1996. Assignor hereby acknowledges pursuant to Section 14(a) of the Lease that Assignor shall remain liable jointly and severally with Assignee for the due performance of all of the terms, covenants, conditions and agreements contained in the Lease on Assignee's part to be performed.

                    IN WITNESS WHEREOF, Assignor and Assignee have executed and sealed this instrument as of October 22, 1996.


ATTEST:                                         BIOMERIEUX VITEK, INC.


/s/  Patrick J. Walsh                           By:   /s/  Philippe Archinard
-------------------------------------                 --------------------------
     Patrick J. Walsh                                 Philippe Archinard
     Vice-President and Treasurer                     President

ATTEST:                                         CAMBRIDGE BIOTECH CORPORATION

/s/  William J.T. Brown                         By:    /s/  Philippe Archinard
-------------------------------------                  -------------------------
     William J.T. Brown                                Philippe Archinard
     Counsel                                           President

Accepted and Agreed to
This 22nd day of October, 1996

AQUILA BIOPHARMACEUTICALS, INC.

By:  /s/ Aquila Biopharmaceuticals, Inc.               (Signed in counterpart)
   ----------------------------------

STATE OF MISSOURI                       )
                                        ) ss.:
COUNTY OF ST. LOUIS                     )



         Before me, a Notary Public in and for said County and State, personally appeared BIOMERIEUX VITEK, INC by PHILIPPE ARCHINARD, its PRESIDENT , who acknowledged that [s]he did sign the foregoing instrument for and on behalf of said corporation and by authority of its Board of Directors and that the same is the free and corporate act of said corporation and the free act and deed of him[her]self as such officer.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at___________, _____________ this 22 day of October, 1996.

                                                       /s/   NOTARY PUBLIC
                                                       -------------------------
                                                       Notary Public

                                                       [Image of Notary Seal]


STATE OF New York                       )
                                        ) ss.:
COUNTY OF New York                      )


         Before me, a Notary Public in and for said County and State, personally appeared CAMBRIDGE BIOTECH CORPORATION by PHILIPPE ARCHINARD, its PRESIDENT, who acknowledged that [s]he did sign the foregoing instrument for and on behalf of said corporation and by authority of its Board of Directors and that the same is the free and corporate act of said corporation and the free act and deed of him[her]self as such officer.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at __________, ____________ this 25 day of October, 1996.


                                                       /s/   NOTARY PUBLIC
                                                       -------------------------
                                                       Notary Public

                                                       [Image of Notary Seal]

                                    EXHIBIT A

Lease dated October 22, 1996 by and between AQUILA BIOPHARMACEUTICALS, INC. as Landlord and BIOMERIEUX VITEK, INC., as Tenant of premises located at 3 1/2 Taft Court and 1500 East Gude Drive, Rockville, Maryland